EXHIBIT 6.1


                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.


DIRECTORS:

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------
Barry Fink                                     Director                                     New York, NY

Mitchell M. Merin                              Director                                     New York, NY

John L. Sullivan                               Director                                     Oakbrook Terrace, IL

Jonathan S. Thomas                             Director                                     New York, NY

Edward Charles Wood, III                       Director                                     Oakbrook Terrace, IL


OFFICERS:

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------
Mitchell M. Merin                              Chairman                                     New York, NY

Michael P. Kiley                               Chief Executive Officer, President,          New York, NY
                                               and Managing Director

Patrick Bannigan                               Managing Director                            New York, NY

William Ennis                                  Managing Director                            New York, NY

Barry Fink                                     Managing Director                            New York, NY

Geoffrey Flynn                                 Managing Director                            Jersey City, NJ

Steven M. Massoni                              Managing Director                            Oakbrook Terrace, IL

Mihal Nahari                                   Managing Director                            New York, NY

Colette M. Saucedo                             Managing Director                            Houston, TX

A. Thomas Smith III                            Managing Director                            New York, NY

John L. Sullivan                               Managing Director                            Oakbrook Terrace, IL

Jonathan S. Thomas                             Managing Director                            New York, NY

Jeffrey Hiller                                 Managing Director and Chief                  New York, NY
                                               Compliance Officer

Stefanie Chang Yu                              Secretary                                    New York, NY

Kevin Perry                                    Chief Financial Officer                      New York, NY

Walter E. Rein                                 Executive Director                           Oakbrook Terrace, IL

Edward Charles Wood, III                       Managing Director, Chief Operating           Oakbrook Terrace, IL
                                               Officer and Chief Administrative
                                               Officer

Laurence Joseph Althoff                        Executive Director                           Oakbrook Terrace, IL

Sara Louise Badler                             Executive Director                           New York, NY

Kenneth L. Beard                               Executive Director                           Jersey City, NJ

Patricia Anne Bettlach                         Executive Director                           Chesterfield, MO

Michael Paul Boos                              Executive Director                           Oakbrook Terrace, IL

Richard F. Brereton                            Executive Director                           New York, NY

Elizabeth M. Brown                             Executive Director                           Houston, TX

Juanita Ellen Buss                             Executive Director                           Kennesaw, GA

Richard J. Charlino                            Executive Director                           Oakbrook Terrace, IL

Dominick Cogliandro                            Executive Director                           Jersey City, NJ

Susan K. Crawshaw                              Executive Director                           Oakbrook Terrace, IL

Gary R. DeMoss                                 Executive Director                           Oakbrook Terrace, IL

Richard G. Golod                               Executive Director                           Annapolis, MD

Eric J. Hargens                                Executive Director                           Oakbrook Terrace, IL

Michelle H. Huber                              Executive Director                           Oakbrook Terrace, IL

Troy David Huber                               Executive Director                           Oakbrook Terrace, IL

Michael Bernard Hughes                         Executive Director                           Oakbrook Terrace, IL

Robert Daniel Kendall                          Executive Director                           Oakbrook Terrace, IL

Gary F. Kleinschmidt                           Executive Director                           Chalfont, PA

David Onthank Linton                           Executive Director                           Weston, CT

Carl E. Mayfield                               Executive Director                           Lakewood, CO

Mark R. McClure                                Executive Director                           Oakbrook Terrace, IL

Maura A. McGrath                               Executive Director                           Jersey City, NJ

Lance O'Brian Murphy                           Executive Director                           Dallas, TX

Joseph Patrick Pollaro, Jr.                    Executive Director                           Jersey City, NJ

Louis Rivera                                   Executive Director                           Houston, TX

Thomas C. Rowley                               Executive Director                           Oakbrook Terrace, IL

James J. Ryan                                  Executive Director                           Oakbrook Terrace, IL

Andrew John Scherer                            Executive Director                           Oakbrook Terrace, IL

Robert Heyward Schumacher                      Executive Director                           Oakbrook Terrace, IL

Gwen Louise Shaneyfelt                         Executive Director                           Oakbrook Terrace, IL

Richard John Stefanec                          Executive Director                           Tarzana, CA

Terry L. Swenson                               Executive Director                           Amery, WI

John F. Tierney                                Executive Director                           Oakbrook Terrace, IL

Michael James Tobin                            Executive Director                           Oakbrook Terrace, IL

Thomas Buckley Tyson                           Executive Director                           Oakbrook Terrace, IL

Elizabeth Adams Schafer Vale                   Executive Director                           West Conshohocken, PA

Jeff Warland                                   Executive Director                           Oakbrook Terrace, IL

Robert Alan Watson                             Executive Director                           Oakbrook Terrace, IL

Gary Weber                                     Executive Director                           Jersey City, NJ

Scott Allen Wentsel                            Executive Director                           Oakbrook Terrace, IL

Robert Scott West                              Executive Director                           Oakbrook Terrace, IL

Barbara Anne Marie Withers                     Executive Director                           Oakbrook Terrace, IL

Patrick Michael Zacchea                        Executive Director                           Oakbrook Terrace, IL

Gregory D. Heffington                          First Vice President                         Fort Collins, CO

James D. Stevens                               First Vice President                         North Andover, MA

James Kenneth Ambrosio                         Vice President                               Lloyd Harbor, NY

George Steven Amidon                           Vice President                               Holland, MI

Leslie Ann Ashton                              Vice President                               Salt Lake City, UT

Matthew T. Baker                               Vice President                               Oakbrook Terrace, IL

Scott Christopher Bernstiel                    Vice President                               Freehold, NJ

Roger J. Bianco                                Vice President                               Highlands Ranch, CO

Carol S. Biegel                                Vice President                               Naperville, IL

Brian Edward Binder                            Vice President                               Oakbrook Terrace, IL

Christopher M. Bisaillon                       Vice President                               Chicago, IL

James Burke Bradford                           Vice President                               Oakbrook Terrace, IL

Curtis W. Bradshaw                             Vice President                               Oakbrook Terrace, IL

Iqbal S. Brainch                               Vice President                               Oakbrook Terrace, IL

Michael Winston Brown                          Vice President                               Colleyville, TX

John T. Browning                               Vice President                               Oakbrook Terrace, IL

Loren D. Burket                                Vice President                               Plymouth, MN

Michelina  Calandrella                         Vice President                               New York, NY

Deanna Margaret Chiaro                         Vice President                               Hermosa Beach, CA

Scott Alan Chriske                             Vice President                               Safety Harbor, FL

German Clavijo                                 Vice President                               Tucker, GA

Michael R. Colston                             Vice President                               Louisville, KY

Brent Alan Cooper                              Vice President                               Oakbrook Terrace, IL

Gina M. Costello                               Vice President                               Oakbrook Terrace, IL

Shannon Colleen Crowley                        Vice President                               Oakbrook Terrace, IL

Suzanne Cummings                               Vice President                               Oakbrook Terrace, IL

Patricia Flynn Dredze                          Vice President                               Oakbrook Terrace, IL

Paula M. Duerr                                 Vice President                               Oakbrook Terrace, IL

Craig Alan Dumnich                             Vice President                               Perryville, MD

Michael E. Eccleston                           Vice President                               Chicago, IL

Craig S. Falduto                               Vice President                               Oakbrook Terrace, IL

Eileen R. Finnegan                             Vice President                               Oakbrook Terrace, IL

William Joseph Fow                             Vice President                               Redding, CT

David Joseph Fredrick                          Vice President                               Newton, MA

Charles D. Friday                              Vice President                               Gibsonia, PA

Steve Benford Fry                              Vice President                               Oakbrook Terrace, IL

Gina Germane                                   Vice President                               New York, NY

Robert P. Glover                               Vice President                               Princeton, NJ

Walter C. Gray                                 Vice President                               Houston, TX

Daniel T. Hamilton                             Vice President                               Austin, TX

Hunter  Handley                                Vice President                               Oakbrook Terrace, IL

John Gregory Hansen                            Vice President                               San Francisco, CA

William G. Harrigan                            Vice President                               Jersey City, NJ

Michael Douglas Hibsch                         Vice President                               Nashville, TN

Matthew T. Hilding                             Vice President                               Houston, TX

Kevin P. Holleron                              Vice President                               Oakbrook Terrace, IL

Ryan Teague Hurley                             Vice President                               Oakbrook Terrace, IL

Lowell M. Jackson                              Vice President                               Roswell, GA

Nancy Johannsen                                Vice President                               Oakbrook Terrace, IL

Thomas G. Johnson                              Vice President                               Jersey City, NJ

Laurie L. Jones                                Vice President                               Houston, TX

Tara Gay Jones                                 Vice President                               Oakbrook Terrace, IL

Louis Gregory Kafkes                           Vice President                               Oakbrook Terrace, IL

Thomas Patrick Kelly                           Vice President                               Oakbrook Terrace, IL

Daniel W. Krause                               Vice President                               Oakbrook Terrace, IL

Lisa Therese Kueng                             Vice President                               Oakbrook Terrace, IL

Gary W. Lackey                                 Vice President                               Houston, TX

Tony E. Leal                                   Vice President                               Houston, TX

Holly Kay Lieberman                            Vice President                               Oakbrook Terrace, IL

Ivan R. Lowe                                   Vice President                               Houston, TX

Richard M. Lundgren                            Vice President                               River Forest, IL

Douglas Mathew Macomber                        Vice President                               Elmhurst, IL

Eric J. Marmoll                                Vice President                               Oakbrook Terrace, IL

Ann Therese McGrath                            Vice President                               San Francisco, CA

Alexis G. Montoya                              Vice President                               New York, NY

Sterling Tyler Moore                           Vice President                               San Francisco, CA

John Thaddeus Moser                            Vice President                               Oakbrook Terrace, IL

Grant R. Myers                                 Vice President                               Houston, TX

Richard Aaron Myers                            Vice President                               Oakbrook Terrace, IL

Peter  Nicolas                                 Vice President                               Marblehead, MA

Ryne Atsushi Nishimi                           Vice President                               Oakbrook Terrace, IL

James A. O'Brien                               Vice President                               Rochester, NY

Brian P. O'Connell                             Vice President                               Oakbrook Terrace, IL

Mark E. O'Donnell                              Vice President                               Watertown, MA

Gregory J. Olsen                               Vice President                               Oakbrook Terrace, IL

Timothy Jay Ott                                Vice President                               Highland, VA

Pete Papageorgakis                             Vice President                               Oakbrook Terrace, IL

Paul R. Peterson                               Vice President                               Oakbrook Terrace, IL

Dean Crawford Phillips                         Vice President                               Palm Beach Gardens, FL

Shannon C. Poley                               Vice President                               Oakbrook Terrace, IL

Richard J. Poli                                Vice President                               Downingtown, PA

Kevin Wayne Reszel                             Vice President                               Oakbrook Terrace, IL

Michael W. Rohr                                Vice President                               Naperville, IL

Suzette Novak Rothberg                         Vice President                               Maple Grove, MN

Jason F. Ruimerman                             Vice President                               Salem, MA

Pamela S. Salley                               Vice President                               Houston, TX

Thomas J. Sauerborn                            Vice President                               Jersey City, NJ

Tonya Hammet Sax                               Vice President                               Oakbrook Terrace, IL

David Templin Saylor                           Vice President                               Oakbrook Terrace, IL

Maura Scherer                                  Vice President                               Oakbrook Terrace, IL

Stanley Scott Schiewe                          Vice President                               Keller, TX

Timothy M. Scholten                            Vice President                               New Albany, OH

Frank Skubic                                   Vice President                               San Francisco, CA

Hope Spiro Tennenbaum                          Vice President                               Oakbrook Terrace, IL

Christopher J. Staniforth                      Vice President                               Leawood, KS

Brian S. Terwilliger                           Vice President                               Oakbrook Terrace, IL

Joseph L. Thomas                               Vice President                               San Diego, CA

Albert L. Thompson                             Vice President                               Oakbrook Terrace, IL

Hugh C. Triplett                               Vice President                               Thousand Oaks, CA

Brett Alan Van Bortel                          Vice President                               Oakbrook Terrace, IL

Larry Bryan Vickrey                            Vice President                               Houston, TX

John M. Walsh                                  Vice President                               Oakbrook Terrace, IL

Sharon Monica Wells                            Vice President                               Jersey City, NJ

Harold Everette Whitworth III                  Vice President                               Liberty Township, OH

Joel John Wilczewski                           Vice President                               Franklin, TN

Thomas M. Wilson                               Vice President                               Oakbrook Terrace, IL

Judy W. Woolley                                Vice President                               Houston, TX

John Wyckoff                                   Vice President                               Santa Monica, CA

David Martin Wynn                              Vice President                               Tempe, AZ

Elisa Renee Mitchell                           Vice President                               Oakbrook Terrace, IL

Elizabeth Ann Nelson                           Vice President                               Oakbrook Terrace, IL

Donna Lynn Chadderton                          Assistant Vice President                     Valrico, FL

Regina Lynn Coleman                            Assistant Vice President                     Oakbrook Terrace, IL

Kristen L. Doss                                Assistant Vice President                     Houston, TX

Christine K. Putong                            Assistant Vice President                     Oakbrook Terrace, IL

Dennis M. Rady                                 Assistant Vice President                     Oakbrook Terrace, IL

Leah Anne Richardson                           Assistant Vice President                     Oakbrook Terrace, IL

David P. Robbins                               Assistant Vice President                     Oakbrook Terrace, IL

Lisa A. Schultz                                Assistant Vice President                     Oakbrook Terrace, IL

Laurel H. Shipes                               Assistant Vice President                     Duluth, GA

David H. Villarreal                            Assistant Vice President                     Oakbrook Terrace, IL

Leticia George                                 Officer                                      Houston, TX

William D. McLaughlin                          Officer                                      Houston, TX

Rebecca C. Newman                              Officer                                      Houston, TX

John Yovanovic                                 Officer                                      Houston, TX

Marilyn Cranney                                Assistant Secretary                          New York, NY

Mary Mullin                                    Assistant Secretary                          New York, NY
